FILED
  IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
  STATE OF NEVADA

   MAY 01 1998

NO.  C10119-98
     -----------
/s/ Dean Heller
DEAN HELLER, SECRETARY OF STATE

                           Articles of Incorporation
                                      for
                                CARD-SMART CORP.

     Know all men by these presents:

     That the Undersigned, have this day voluntarily associated ourselves together for the purpose of forming a corporation under and pursuant to the provisions of Nevada Revised Statutes 78.010 to Nevada Revised Statutes
     78.090 inclusive, as amended, and certify that;

1.   The name of the corporation is CARD-SMART CORP.

2. Offices for the transaction of any business of the corporation, and where meetings of the board of Directors and Stockholders may be held, may be established and maintained in any part of the State of Nevada, or in any other state, territory, or possession of the United States.

3.   The nature of the business is to engage in any lawful activity.

4.   The capital stock shall consist of:

     25,000,000 shares of common stock, $0.001 par value.

5. The members of the governing board of the corporation shall be styled directors, of which there shall be one or more, with the exact number to be fixed by the by-laws of the corporation, provided the number so fixed by the by-laws may be increased or decreased from time to time. Directors of the corporation need not be stockholders. The FIRST BOARD OF DIRECTORS shall consist of TWO director(s) and the names and addresses are as follows:

     (1)  GEORGIOS POLNHRONOPOULOS, 2965 WEST 13TH AVENUE, VANCOUVER, B.C.,
          V6K2T8

     (2)  STEPHEN J. FOWLER, 2110 WHELAN DRIVE, POINT ROBERTS, WA 89225

     (3)

     This corporation shall have perpetual existence.

6. This corporation shall have a President, Secretary, a treasurer, and a resident agent, to be chosen by the Board of Directors. Any person may hold two or more offices.

7.   The Resident Agent of this corporation shall be:

             RITE, INC., 1905 S. Eastern Ave., Las Vegas, NV 89104

8. The stock of this corporation, after the fixed consideration thereof has been paid or performed, shall not be subject to assessment, and no individual stockholder shall be liable for the debts and liabilities of the Corporation. The Articles of Incorporation shall never be amended as to the aforesaid provisions.

9. No Director or Officer of this Corporation shall be personally liable to the Corporation or to any of its stockholders for damages for breach of fiduciary duty as a director or officer involving any act or commission of any such director or officer provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer for acts of omissions which involve intentional misconduct, fraud or a knowing violation of law, or the payment of dividends in violation of
     Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of this Article by the Stockholders shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

                           SIGNATURE OF INCORPORATOR:
                                  (illegible)

                                      FOR
                                CARD-SMART CORP.

I, the undersigned, being the incorporator for the purpose of forming a corporation pursuant to the general corporation law of the State of Nevada, do make and file these articles of Incorporation, hereby declaring and certifying that the facts withing stated are true, and accordingly have hereunto set my hand this 1st day of May, 1998.

                           /s/ Dolores J. Passaretti
                           -------------------------
                                   Signature
        Dolores J. Passaretti, 1905 S. Eastern ave., Las Vegas, NV 89104

State of Nevada )
                ) SS
County of Clark )

On the 1st day of May, 1998, personally known to me to be the person whose names are subscribed to the within document and acknowledged to me that they executed the same in their authorized capacity.


                               /s/ Noal D. Farmer
                               ------------------
                                   Signature


                                             -----------------------------------
                                                                   NOTARY PUBLIC
                                                        [SEAL]   STATE OF NEVADA
                                                                 County of Clark
                                                                  NOAL D. FARMER

                                             My Appointment Expires July 8, 2000
                                             -----------------------------------

                                                           FILED #C10119-98
                                                                  ---------

                                                             SEP 17 2001

                                                          IN THE OFFICE OF
                                                          /s/ Dean Heller
                                                 DEAN HELLER, SECRETARY OF STATE

                             ARTICLES OF AMENDMENT
                                       TO
                           ARTICLES OF INCORPORATION
                                       OF

                             CARD-SMART CORPORATION

Pursuant to the provision of section 78-390, Nevada Revised Statutes, CARD-SMART CORPORATION (the "Corporation"), a Nevada profit corporation adopts the following Articles of Amendment to its Articles of Incorporation:

AMENDMENTS ADOPTED to original Articles of Incorporation dated May 1, 1998:

ARTICLE 1 - of the Articles of Incorporation is amended to read as follows:

           The name of the corporation is ICHANCE INTERNATIONAL, INC.

The foregoing amendment was adopted by a Resolution of the Board of Directors signed by all the directors of the Corporation on September 14, 2001 with the approval of a majority of the shareholders pursuant to NRS 78.320.

IN WITNESS WHEREOF, the undersigned Director of this Corporation has executed there Articles of Amendment this September 17, 2001.

By: /s/ Brian Hurley
   -------------------------------------
   Brian Hurley, Director/President

                                                          FILED # C10119-98
                                                                  ---------

                                                            DEC 30 2002

                                                         IN THE OFFICE OF
                                                         /s/ Dean Heller
                                                 DEAN HELLER, SECRETARY OF STATE



                                              ----------------------------
        DEAN HELLER                                 Certificate of
        Secretary of State                             Amendment
[SEAL]
        202 North Carson Street               (PURSUANT TO NRS 78.385 and
        Carson City, Nevada 89701-4201                   78.390)
        (775) 684-5708                        ----------------------------
        ------------------------------------------------------------------
        Important: Read attached instructions before completing form.
--------------------------------------------------------------------------------

             Certificate of Amendment to Articles of Incorporation
             -----------------------------------------------------
                         For Nevada Profit Corporations
                         ------------------------------
         (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)
                             - Remit in Duplicate -

1. Name of corporation: IChance International, Inc.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------

2. The articles have been amended as follows (provide article numbers, if available):

Article 1 of the Articles of Incorporation is amended to read as follows:

                        "AngelCiti Entertainment, Inc."
Article 4 of the Articles of Incorporation is amended to amend the par value to $0.004 from $0.001 to reflect a 4 for 1 reverse stock split of the common shares but the capital stock shall remain constant at $25,000,000 shares.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 51.7%. *
                                                       -----

4. Officer Signature (Required):

/s/ illegible, president
--------------------------------------      -----------------------------------

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

                                                          FILED # C10119-98
                                                                  ---------

                                                            DEC 30 2002

                                                         IN THE OFFICE OF
                                                         /s/ Dean Heller
                                                 DEAN HELLER, SECRETARY OF STATE



                                              ----------------------------
        DEAN HELLER                                 Certificate of
        Secretary of State                             Amendment
[SEAL]
        202 North Carson Street               (PURSUANT TO NRS 78.385 and
        Carson City, Nevada 89701-4201                   78.390)
        (775) 684-5708                        ----------------------------
        ------------------------------------------------------------------
        Important: Read attached instructions before completing form.
--------------------------------------------------------------------------------

             Certificate of Amendment to Articles of Incorporation
             -----------------------------------------------------
                         For Nevada Profit Corporations
                         ------------------------------
         (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)
                             - Remit in Duplicate -

1. Name of corporation: AngelCiti Entertainment, Inc.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------

2. The articles have been amended as follows (provide article numbers, if available):

The number of shares authorized by the Company is increased from 25 million shares to 60 million shares.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 88% . *
                                                       -----

4. Officer Signature (Required):

/s/ illegible, president
--------------------------------------      -----------------------------------

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

                                                          FILED # C10119-98
                                                                  ---------

                                                            DEC 30 2002

                                                         IN THE OFFICE OF
                                                         /s/ Dean Heller
                                                 DEAN HELLER, SECRETARY OF STATE



                                              ----------------------------
        DEAN HELLER                                 Certificate of
        Secretary of State                             Amendment
[SEAL]
        202 North Carson Street               (PURSUANT TO NRS 78.385 and
        Carson City, Nevada 89701-4201                   78.390)
        (775) 684-5708                        ----------------------------
        ------------------------------------------------------------------
        Important: Read attached instructions before completing form.
--------------------------------------------------------------------------------

             Certificate of Amendment to Articles of Incorporation
             -----------------------------------------------------
                         For Nevada Profit Corporations
                         ------------------------------
         (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)
                             - Remit in Duplicate -

1. Name of corporation: AngelCiti Entertainment, Inc.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------

2. The articles have been amended as follows (provide article numbers, if available):

Article No. 4 is hereby amended to read in total as follows:
"150,000,000 shares of common stock, $0.001 par value
100,000 shares of preferred stock Series B, $0.001 par value

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 87.9%. *
                                                       -----

4. Officer Signature (Required):

/s/ illegible, president
--------------------------------------      -----------------------------------

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

                                                                               *
                                                                           10/03


                                              ----------------------------
        DEAN HELLER                                 Certificate of
        Secretary of State                             Amendment
[SEAL]
        202 North Carson Street               (PURSUANT TO NRS 78.385 and
        Carson City, Nevada 89701-4201                   78.390)
        (775) 684-5708                        ----------------------------
        ------------------------------------------------------------------
        Important: Read attached instructions before completing form.
--------------------------------------------------------------------------------

             Certificate of Amendment to Articles of Incorporation
             -----------------------------------------------------
                         For Nevada Profit Corporations
                         ------------------------------
         (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)
                             - Remit in Duplicate -

1. Name of corporation: AngelCiti Entertainment, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

Article No. 4 is hereby amended and restated in its entirety to read as follows:

"300 million shares of Common Stock, $0.00025 par value;
50,000 shares of Preferred Stock Series "A", $.01 par value; and
100,000 shares of Preferred Stock Series "B", $0.001 par value."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 62.07%. *
                                                       -----

4. Officer Signature (Required):

/s/ illegible, president
--------------------------------------      -----------------------------------

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.